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                        Commercial Capital Bancorp, Inc.

                         (CCBI - Nasdaq National Market)

                                 April 29, 2003

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                                  Regulation FD

This presentation may include forward-looking statements (related to the plans, beliefs and goals of CCBI and its subsidiaries), which involve certain risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Such risks and uncertainties include, but are not limited to, the following factors: competitive pressure in the banking industry; changes in the interest rate environment; the health of the economy, either nationally or regionally; the deterioration of credit quality, which would cause an increase in the provision for possible loan and lease losses; changes in the regulatory environment; changes in business conditions, particularly in California real estate; volatility of rate sensitive deposits; asset/liability matching risks and liquidity risks; and changes in the securities markets. CCBI undertakes no obligation to revise or publicly release any revision to these forward-looking statements.

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                                 CCBI Overview

Diversified Financial Services Company Based in Irvine, California

     .    Uniquely focused business strategy

     .    Attractive client base

     .    Strong organic growth

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                                CCBI Highlights

Financial Position                       March 31, 2003
   Total Assets                           $1.2 billion
   Loans Held for Investment              $573 million
   Deposits                               $408 million
   Equity                                  $85 million
   Tangible Equity                         $72 million


                                     Quarter Ended            Quarter Ended
Financial Results                    03/31/2003               03/31/2002
   Net Income                        $4.2 million             $1.5 million
   Return on Average Equity          20.60%                   21.37%
   Return on Average Assets          1.70%                    1.35%
   Net Interest Margin               3.39%                    3.64%
   Efficiency Ratio                  30.08%                   36.75%
   Loan Originations                 $267 million             $192 million

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                               Business Strategy

..    Focused on financial needs of income property investors, middle-market businesses, high net-worth individuals and professionals

..    Integrate borrower and depositor, expand relationship banking:

      .  Business

      .  Private

..    Continue core asset origination strategy to support broader business objectives:

      . Grow balance sheet and net interest income by originating high quality multi-family loans

      .  Invest excess liquidity and equity in U.S. Government agency MBS

..    Expand organically: consider opening branches in locations with high concentrations of existing franchise clients

      .  La Jolla banking office scheduled to open in August 2003

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                           Platform Supports Strategy

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                        Commercial Capital Bancorp, Inc.

            [LOGO]                            [LOGO]                       [LOGO]
Commercial Capital Mortgage, Inc.       Commercial Capital      ComCap Financial Services, Inc.
                                        ------------------
                                               Bank

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                         Attractive Multi-family Market

     . $311 B CA Market (15% of U.S.) (source: National Multi Housing Council Oct. 2001)

     .    35% Growth Between 2001 and 2002 ($13.4 B - $18.1 B)

     .    29,000+ Loans Originated in 2002 (average size of $616,000)

     .    6 of the Top 10 U.S. Markets in CA

     . 2 Largest Originators Comprise 25% of Market (900+ lenders account for the balance) source: DataQuick Dec. 2002 Data

Sacramento County

3.8% of Multi-family

Alameda County

8.7% of Multi-family

Los Angeles County

50.7% of Multi-family

Orange County

9.0% of Multi-family

San Diego County

6.7% of Multi-family

Percentages are from inception, through March 31, 2003

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                  Leading Loan Originator and High Growth Bank

     . Since Inception, Originated $2.2 billion in Multi-family and Commercial RE Loans

     . CCM was the 4/th/ Largest Multi-family Originator in CA with 2.7% Market Share During Year Ended 12/31/02

     . Invested in Infrastructure Capable of Supporting $2 billion of Annual Originations

"According to data compiled by the FDIC, CCBI was the fastest growing bank in
Orange County over the past 24 months...."

FDIC Website; 24 Month Period Ending 12/31/2002

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                                  Asset Quality

                    LTV and DCR of March 31, 2003 Portfolio


Multi-Family

   Loan to Value                                               69.2%
   Debt Coverage Ratio                                         1.29:1

Commercial RE

   Loan to Value                                               66.3%
   Debt Coverage Ratio                                         1.35:1


Values are weighted average ratios, at origination

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                      Asset Quality of Multi-family Loans


                                                             Non-Accrual Loans/
Nationwide                                                    Total Loans/(1)/
                                                              ----------------
   Multi-family                                                    0.13%
   Single family                                                   0.93%
   Commercial Real Estate                                          1.22%
   Construction                                                    1.60%
   Business Loans                                                  2.17%
   Consumer                                                        0.64%

Multi-family Loans

   CCBI                                                            0.00%
   Western Region Thrifts                                          0.05%
   Nationwide Thrifts                                              0.13%

---------------
(1) Based upon 12/31/02 Thrift Financial Reports for nationwide savings institutions

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                      Financial and Operating Performance
                                  Balance Sheet

                                  Total Assets
($ in Millions)

3/02           6/02             9/02          12/02               3/03

$602           $649             $753          $849               $1,173

_________________________
18% CQGR (1)

(1) CQGR - Compound Quarterly Growth Rate: 3/02 to 3/03

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                      Financial and Operating Performance
                                  Balance Sheet

                         Loans Held for Investment, Net
($ in Millions)

3/02            6/02            9/02             12/02          3/03

$282.0         $334.0         $406.0            $469.0          $572.8

_____________________________
19% CQGR (1)

(1) CQGR - Compound Quarterly Growth Rate: 3/02 to 3/03

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                      Financial and Operating Performance
                                  Balance Sheet

                                Total Securities
($ in Millions)

3/02        6/02        9/02      12/02      3/03

$177        $228        $238      $310       $447

______________________
26% CQGR (1)

(1) CQGR-Compound Quarterly Growth Rate: 3/02 to 3/03

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                      Financial and Operating Performance
                                  Balance Sheet

                                 Total Deposits

($ in Millions)

3/02         6/02        9/02        12/02          3/03

$173         $256        $328         $312          $408

________________
24% CQGR (1)

(1) CQGR - Compound Quarterly Growth Rate: 3/02 to 3/03

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                      Financial and Operating Performance
                                  Balance Sheet

                                Total Borrowings

($ in Millions)

3/02         6/02          9/02          12/02          3/03

$395         $355          $381           $452          $649

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                      Financial and Operating Performance
                                  Balance Sheet

($ in Millions)               Stockholders' Equity

 3/02          6/02           9/02          12/02           3/03

$28.2         $33.4          $38.0          $77.6          $84.8

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                      Financial and Operating Performance
                                Loan Originations

                         Consolidated Loan Originations

($ in Millions)

3/02       6/02        9/02       12/02       3/03

$192       $179        $189        $200       $267

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                      Financial and Operating Performance
                                      Loans

                   CCM Loan Originations by Average LTV & DCR


                     Debt Coverage Ratio

3/02       6/02         9/02            12/02          3/03

1.31       1.33         1.30             1.31          1.27

                        Loan to Value

3/02        6/02        9/02           12/02           3/03

70.4%       68.4%       68.5%           69.7%          69.7%

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                      Financial and Operating Performance
                                      Loans

                 Originations for Quarter Ended March 31, 2003

Multi-family      Commercial          Business
Residential       Real Estate          Loans

    93%               5%                 2%


                  Loans Held for Investment at March 31, 2003

Multi-family      Commercial         Business
Residential       Real Estate         Loans          Other

     86%              11%               2%             1%

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                      Financial and Operating Performance
                                    Deposits

                                 Total Deposits

($ in Millions)

3/02        6/02         9/02          12/02         3/03

$173        $256         $328          $312          $408

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                      Financial and Operating Performance
                                    Deposits

                     Deposit Composition at March 31, 2002

Certificates of         Money          Demand         Savings
   Deposits             Market        Deposits        Accounts

     91%                  4%             3%              2%


                     Deposit Composition at March 31, 2003

Certificates of         Money          Demand         Savings
   Deposits             Market         Deposits        Accounts

     42%                  55%            2%              1%

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                      Financial and Operating Performance
                                    Revenues

                                 Total Revenues
($ in Millions)

3/02              6/02               9/02            12/02              3/03

$8.2              $10.7              $13.2           $14.0              $16.6

19% CQGR (1)

(1)   CQGR - Compound Quarterly Growth Rate: 3/02 to 3/03

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                      Financial and Operating Performance
                                    Revenues

                              Net Interest Income
($ in Millions)

3/02          6/02            9/02               12/02              3/03

$4.0          $5.0            $5.6               $6.3               $8.1

19% CQGR (1)

(1)      CQGR - Compound Quarterly Growth Rate: 3/02 to 3/03

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                      Financial and Operating Performance
                                    Revenues

                       Noninterest Income / Total Revenue

3/02            6/02            9/02            12/02            3/03

13.0%           13.3%           19.0%           18.7%            19.4%

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                      Financial and Operating Performance
                                    Expenses

                             G&A to Average Assets

3/02             6/02             9/02             12/02             3/03

1.63%            1.44%            1.59%            1.35%             1.36%

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                      Financial and Operating Performance
                                    Expenses

                                Efficiency Ratio

3/02            6/02            9/02            12/02            3/03

36.8%           33.7%           35.3%            30.6%           30.1%

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                      Financial and Operating Performance
                              Profitability Ratios

                            Return on Average Assets

3/02         6/02          9/02          12/02          3/03

1.35%        1.54%         1.45%         1.59%          1.70%

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                      Financial and Operating Performance
                              Profitability Ratios

                            Return on Average Equity

3/02          6/02          9/02         12/02           3/03

21.4%         29.9%         29.2%        29.0%           20.6%

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                      Financial and Operating Performance
                              Profitability Ratios

                              Net Interest Margin

3/02            6/02            9/02            12/02            3/03

3.64%           3.46%           3.26%           3.27%            3.39%

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                      Financial and Operating Performance
                                     Equity

                                Equity to Assets

3/02          6/02          9/02          12/02          3/03

4.7%          5.2%          5.1%           9.1%          7.2%



                           Tangible Equity to Assets

3/02          6/02          9/02          12/02          3/03

2.5%          3.1%          3.3%           7.6%          6.1%

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                      Financial and Operating Performance
                                     Equity

                              Book Value per Share

 3/02        6/02         9/02         12/02          3/03

$3.15       $3.73        $4.24         $5.55         $5.91

17% CQGR (1)

                         Tangible Book Value per Share

 3/02        6/02         9/02         12/02          3/03

$1.70       $2.28        $2.78         $4.62         $5.00

31% CQGR (1)

(1) CQGR - Compound Quarterly Growth Rate: 3/02 to 3/03

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                      Financial and Operating Performance
                                    Earnings


                              Quarterly Net Income

($ in Millions)

3/02           6/02           9/02           12/02           3/03

$1.5           $2.3           $2.6            $3.2           $4.2

29% CQGR (1)

(1)   CQGR - Compound Quarterly Growth Rate: 3/02 to 3/03

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                       Financial and Operating Performance
                                    Earnings

                        Fully Diluted Earnings Per Share



3/02        6/02        9/02        12/02        3/03

$0.17       $0.24       $0.27       $0.31*       $0.28#


 *  10,309,944 average diluted shares outstanding for Q4 2002
 #  14,989,534 average diluted shares outstanding for Q1 2003

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                                     [LOGO]

                        Commercial Capital Bancorp, Inc.

                                  NASDAQ: CCBI